Exhibit (c)-(2)

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Actions Semiconductor Co., Ltd . DISCUSSION MATERIALS FOR THE SPECIAL COMMITTEE AUGUST 1, 2016 | CONFIDENTIAL

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Table of Contents Page 1. Executive Summary 3 2. Selected Public Market Observation 6 3. Financial Analyses 11 4. Appendices 15 5. Disclaimer 26 2

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Executive Summary

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Transaction Value Overview Source: Company filings; LTM per unaudited financial statements, NFY and NFY+1 financials per Company management 1. Based on 45,495,223 outstanding ADS as of 5/31/2016, per Company management 2. The Company received an offer from Mr. Hsuan - Wen ( Niccolo ) Chen and certain of his affiliates (the “Buyer Group”) on 5/19/2016 for $2.00 per ADS for all the outstanding equity intere st of the Company not already owned by the Buyer Group 3. Based on unaudited financial statements as of 5/31/2016 4. Based on Company management’s estimates of fair value and unaudited financial statements as of 5/31/2016 NFY refers to next fiscal year, NFY+1 refers to the year after next fiscal year, LTM refers to latest twelve months ADS refers to American Depository Shares E refers to Estimated NMF refers to not meaningful figure 4 Summary of Proposed Transaction Value Summary of Proposed Transaction Value Implied Premiums to Historical ADS Trading Prices Per ADS ADS Transaction Security Outstanding 1 Consideration 2 ADS 45.5 $2.00 (dollars and ADS in millions, except per ADS values) Implied Premium of Per ADS Trading Period Closing Transaction Consideration over Prior to Announcement on 5/20/16 ADS Price Closing ADS Price 1-Day $1.47 36.1% 5-Day Average $1.49 34.2% 10-Day Average $1.52 31.9% 1-Month Average $1.56 27.8% 3-Month Average $1.48 35.1% 6-Month Average $1.56 28.1% 1-Year Average $1.59 25.4% 52-Week High (11/16/2015) $1.96 2.0% 52-Week Low (2/5/2016) $1.30 53.8% Implied Values Estimated Fair Value Book Value Implied Common Equity $91.0 $91.0 Adjustments: Add: Total Debt 61.0 61.0 Less: Cash and Cash Equivalents 3 (117.3) (117.3) Less: Non-Operating Assets 4 Nann Capital Corporation ("Nann Capital) (43.0) (23.2) OCTT Asia Limited ("OCTT Investment") (10.6) (13.7) Hi-Trend Investment Holdings Co., Ltd. ("Hi-Trend") (4.6) (1.0) Actions Microelectronics Co,. Ltd (Beijing) ("Beijing Actions") (2.6) (3.4) Grand Choice Investment Limited ("Grand Choice") (0.5) (0.7) AMC Holdings Limited ("AMC") 0.0 0.0 Implied Enterprise Value ($26.7) ($7.4) Implied Transaction Multiples Enterprise Value / Sales LTM 3/312016 NMF NMF NFY 2016E NMF NMF NFY+1 2017E NMF NMF Implied Multiple

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Liquidation Analysis Prepared by Company Management $2.09 $2.40 $1.75 $2.00 $2.25 $2.50 $2.75 Financial Analysis S ummary 1. Based on 45,495,223 outstanding ADS as of 5/31/2016, per Company management ADS refers to American Depository Shares Proposed Transaction Consideration of $2.00 per ADS ($ Per ADS) 5 Implied Per ADS Equity Value Reference Range 1

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Selected Public Market Observations

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Float and Trading Information Source: Capital IQ as of 7/26/16 1. Public float information for Alcor Micro, Airoha Technology and Generalplus Technology not available as of 7/26/16. These observations are excluded from summary statistics Public Float / Shares Outstanding 1 90 Day Average Daily Volume / Shares Outstanding 7 88.7% 86.9% 74.3% 61.7% 62.7% 40.2% 38.4% NA NA NA 46.2% 62.7% 64.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Sitronix Technology Corporation MediaTek Inc. Sunplus Technology Company Limited Rfsemi Technologies Inc GSI Technology Inc. AllWinner Technology Co., Ltd. Sino Wealth Electronic Ltd. Alcor Micro Corporation Airoha Technology Corp. Generalplus Technology Inc. Actions Semiconductor Co., Ltd. Median Mean 6.6% 2.2% 1.2% 1.1% 0.6% 0.6% 0.4% 0.4% 0.2% 0.1% 0.0% 0.6% 1.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Sino Wealth Electronic AllWinner Technology Sitronix Technology Generalplus Technology Rfsemi Technologies MediaTek Sunplus Technology Airoha Technology GSI Technology Alcor Micro Actions Semiconductor Median Mean Float Information Not Available

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Selected Historical Trading Information for the Company 1. Based on average VWAP over the given time period (last 3 months, 6 months, 9 months or 12 months, as applicable) VWAP refers to volume weighted average price Source : Capital IQ Last Twelve Months Total Volume: 8.0mm Average VWAP (1) : $ 1.57 Last Nine Months Total Volume: 4.4 mm Average VWAP (1) : $1.61 Last Six Months Total Volume: 1. 9 mm Average VWAP (1) : $1.48 Last Three Months Total Volume: 1.5 mm Average VWAP (1) : $1.45 8 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Daily Volume (000s) Closing ADS Price ($) Volume Price B C ADS Trading History 1 - Week Avg. Daily Volume 1,880 1 - Month Avg. Daily Volume 14,940 3 - Month Avg. Daily Volume 24,310 6 - Month Avg. Daily Volume 16,380 52 Week High (11/17/2015) $1.99 52 Week Low (8/4/2015) $1.19 All Time High (5/19/2006) $12.24 All Time Low (8/4/2015) $1.19 Proposed Transaction Consideration of $2.00 per ADS Source: Capital IQ, Company filings, public information ADS refers to American Depository Shares 9 ADS Price and Volume History Price & Volume Statistics (Prior to Announcement) A D E  A . August 15 , 2014 : The Company announced its intention to conduct Dutch auction tender offer  B . September 18 , 2014 : The Company completed the tender offer of $ 2 . 50 per ADS for 10 . 0 million ADS, t hereby reducing overall outstanding shares (including shares represented by ADS) by approximately 14 . 6%  C . August 24 , 2015 : the Company announced intention to conduct another round of Dutch auction tender offer  D . October 2 , 2015 : The Company completed the tender offer of $ 2 . 30 per ADS for 14 . 0 million ADS, thereby reducing overall outstanding shares (including shares represented by ADS) by approximately 24 . 0%  E . May 19 , 2016 : Buyer Group submitted non - binding proposal to take the company private at $ 2 . 00 per ADS

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW 0% 50% 100% 150% 200% 250% Actions S&P500 Selected Companies Index Relative ADS and Share Performance Selected Companies Index 1 : 96.9% Source: Capital IQ 1. Selected Companies Index includes: Alcor Micro Corporation (GTSM:8054), Sino Wealth Electronic Ltd.(SZSE:300327), GSI Technology Inc . ( NasdaqGS:GSIT ), MediaTek Inc . (TSEC:2454), Rfsemi Technologies Inc (KOSDAQ:A096610), Sitronix Technology Corporation (TSEC:8016), AllWinner Technology Co., Ltd. (SZSE:300458), Airoha Technology Corp. (GTSM:6526), Generalplus Technology Inc. (TSEC:4952) and Sunplus Technology Company Limited (TSEC:2401) 10 S&P 500 Index: 28.7% Action Semiconductor : - 28.5% Indexed ADS and Stock Price Performance Over Past 3 Years

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Financial Analyses

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Selected Historical and Projected Financial Information Source: Public filings, Capital IQ, Company management 1. Represents adjustment for various inventory write - downs the Company has taken over the past four years 2. Other Operating Income primarily consists of government subsidies. The Company receives annual subsidy payments from the Z huh ai municipal government for its headquarters and research and development activities. The subsidies are expected to continue in the foreseeable future 3. Includes amortization of acquired intangible assets 4. The Company’s sales are seasonal with Q 3 and Q4 exhibiting higher consumer electronic demand CAGR refers to Compound Annual Growth Rate EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization, adjusted for certain non - recurring items EBIT refers to Earnings Before Interest and Taxes, adjusted for certain non - recurring items LTM refers to latest 12 months E refers to Estimated NMF refers to not meaningful figure 12 (dollars in millions, except percentages) LTM Ended 4 Projected Fiscal Year Ending December 31, CAGR 2012 2013 2014 2015 5/31/2016 2016E 2017E 2018E 2019E 2020E 2015 to 2020E Sales $54.3 $69.4 $50.3 $49.1 $50.8 $63.4 $71.1 $80.9 $95.1 $112.0 17.9% Growth % 27.7% -27.6% -2.2% 29.1% 12.1% 13.7% 17.6% 17.7% Cost of Goods Sold (35.1) (48.0) (46.2) (38.4) (38.2) (46.1) (52.7) (61.1) (71.7) (83.8) Inventory Write-Down Adjustments 1 0.7 1.6 7.7 6.2 0.0 0.0 0.0 0.0 0.0 0.0 Gross Profit $19.9 $23.0 $11.8 $17.0 $12.6 $17.4 $18.4 $19.8 $23.4 $28.2 Margin % 36.7% 33.1% 23.4% 34.6% 24.8% 27.4% 25.9% 24.5% 24.6% 25.2% Other Operating Income 2 0.9 2.2 0.9 3.8 4.6 1.7 0.8 0.8 0.6 0.6 Selling Expenses (1.3) (2.1) (2.2) (2.2) (2.0) (2.2) (2.1) (2.1) (2.0) (2.1) General and Administrative Expenses (8.6) (8.8) (10.3) (9.6) (9.5) (7.3) (6.3) (6.4) (6.3) (6.4) Research and Development Expenses (23.7) (26.0) (31.1) (28.8) (27.3) (22.8) (17.8) (18.4) (19.0) (19.7) EBIT ($12.8) ($11.7) ($31.0) ($19.8) ($21.6) ($13.3) ($7.0) ($6.4) ($3.4) $0.6 NMF Margin % -23.5% -16.8% -61.6% -40.4% -42.6% -20.9% -9.9% -7.9% -3.5% 0.5% Depreciation & Amortization 3 5.4 5.6 7.0 6.5 6.0 5.0 4.7 4.7 4.6 3.8 EBITDA ($7.4) ($6.1) ($24.0) ($13.4) ($15.7) ($8.3) ($2.3) ($1.7) $1.2 $4.4 NMF Margin % -13.6% -8.8% -47.7% -27.2% -30.9% -13.0% -3.2% -2.2% 1.3% 3.9% Capital Expenditures $0.2 $0.7 $1.2 $0.8 $0.8 $2.5 $1.0 $1.0 $1.0 $1.0 Net Working Capital $4.2 $18.0 $8.0 $14.0 $17.5 $16.5 $16.6 $22.1 $24.2 Change in Net Working Capital ($13.8) $10.0 ($6.0) ($3.5) $1.0 ($0.1) ($5.4) ($2.1) Fiscal Year Ended December 31,

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Illustrative Liquidation Analysis as Prepared by Company Management 13 Note : China imposes restrictions on individuals and businesses for cross - border currency transfers . China’s State Administration of Foreign Exchange (“SAFE”) monitors and regulates all aspects of cross - border currency transfers, including the amount of currency converted into RMB . The conversion of any RMB proceeds in a hypothetical liquidation scenario to USD or another foreign currency may require approvals from SAFE . (dollars in millions, except per ADS figures) Balance Sheet as of 5/31/2016 Pct.% Sub Total Low High Sub (Low) Total (Low) Sub (High) Total (High) Assets Management Rationale for Recoverability Estimate Current Assets: Cash & Bank Balances $90.5 $90.5 $90.5 Please see note A on page 15 Cash and Cash Equivalents 38.6% $35.0 100% 100% $35.0 $35.0 Time Deposit 0.2% $0.2 100% 100% $0.2 $0.2 Restricted Deposits 39.4% $35.7 100% 100% $35.7 $35.7 Marketable Securities 21.7% $19.6 100% 100% $19.6 $19.6 Trading Securities 0.1% $0.1 100% 100% $0.1 $0.1 A/C Receivable - Trade $4.0 $3.0 $3.5 Within 30 Days 84.3% $3.4 80% 90% $2.7 $3.0 Please see note B on page 15 31 - 90 Days 15.7% $0.6 50% 70% $0.3 $0.4 Please see note B on page 15 91 - 180 Days 0.0% $0.0 0% 0% $0.0 $0.0 Over 180 days 0.0% $0.0 0% 0% $0.0 $0.0 Prepaid Expenses and other Current Assets $7.2 23% 25% $1.6 $1.8 Please see note C on page 15 Inventory $13.6 33% 42% $4.5 $5.6 Please see note D on page 15 Deferred Tax Assets $0.8 0% 0% $0.0 $0.0 Unusable in liquidation Amount Due From Related Parties $1.6 100% 100% $1.6 $1.6 Accounts from related party are assumed to be fully recoverable Dividend Receivable $0.5 100% 100% $0.5 $0.5 From Hi-Trend investment Current Assets $118.2 $101.7 $103.5 Non-Current Assets: Property, Plant and Equipment, Net $27.0 3% 12% $0.7 $3.3 Please see note E on page 15 Acquired Intangible Assets, net $8.5 0% 0% $0.0 $0.0 Unusable in liquidation Investment in Equity Method Investees $26.6 $42.0 $49.2 Beijing Action 12.7% $3.4 75% 80% $2.5 $2.7 Nann Capital 87.3% $23.2 170% 200% $39.5 $46.4 Other Investments $15.5 $14.9 $16.7 Hi-Trend 6.7% $1.0 400% 500% $4.1 $5.2 AMC Holding 0.0% $0.0 0% 0% $0.0 $0.0 Grand Choice Investment Limited 4.5% $0.7 75% 80% $0.5 $0.6 Octt Investment Holdings 88.8% $13.7 75% 80% $10.3 $11.0 Marketable Securities $0.0 $0.0 $0.0 Restricted Deposits $26.8 100% 100% $26.8 $26.8 Please see note A on page 15 Rental Deposits $0.1 87% 87% $0.0 $0.0 Can recover before September 2016 Land Use Right $1.4 0% 10% $0.0 $0.1 Please see note F on page 15 Deferred Tax Assets $0.1 0% 0% $0.0 $0.0 Unusable in liquidation Non-Current Assets $105.9 $84.5 $96.1 Total Assets $224.0 $186.2 $199.7 Recoverability Estimate Liquidation Value

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Illustrative Liquidation Analysis as Prepared by Company Management (cont.) 14 1. Wind down period could be longer than three months and this analysis does not reflect the financial impact of continuing to operate the business as the company continues to incur losses 2. Based on estimated cash burn analysis, the implied per ADS value range would be $2.00 to $2.31 by end of 2016 Note : China imposes restrictions on individuals and businesses for cross - border currency transfers . China’s State Administration of Foreign Exchange (“SAFE”) monitors and regulates all aspects of cross - border currency transfers, including the amount of currency converted into RMB . The conversion of any RMB proceeds in a hypothetical liquidation scenario to USD or another foreign currency may require approvals from SAFE . (dollars in millions, except per ADS figures) Balance Sheet as of 5/31/2016 Pct.% Sub Total Low High Sub (Low) Total (Low) Sub (High) Total (High) Liabilities & Stockholders' Equity Management Rationale for Recoverability Estimate Current Liabilities: Accounts Payable $7.5 100% 100% $7.5 $7.5 Assumed to be fully paid Amount Due to a Related Party $0.4 100% 100% $0.4 $0.4 Assumed to be fully paid Accrued Expenses and Other Current Liabilities $3.8 100% 80% $3.8 $3.1 Certain compensation may not have to be paid Short-Term Bank Loans $61.0 100% 100% $61.0 $61.0 Debts are assumed to be fully paid Other Liabilities $1.6 100% 100% $1.6 $1.6 Assumed to be fully paid Income Tax Payable $0.0 0% 0% $0.0 $0.0 Unusable in liquidation Deferred Tax Liabilities $0.2 0% 0% $0.0 $0.0 Unusable in liquidation Current Liabilities $74.6 $74.3 $73.6 Non-Current liabilities: Payable for Acquisition of Intangible Assets $0.2 100% 100% $0.2 $0.2 Assumed to be fully paid Other liabilities $0.4 100% 100% $0.4 $0.4 Assumed to be fully paid Deferred Tax and Other Liabilities $0.6 0% 0% $0.0 $0.0 Unusable in liquidation Non-Current Liabilities $1.2 $0.6 $0.6 Total Liabilities $75.8 $74.9 $74.1 RESIDUAL VALUE $111.4 $125.5 Wind Down Charges 1 Operating Costs During Wind-down $1.2 $1.2 Please see note G on page 15 Severance Fee $8.2 $8.2 Please see note H on page 15 Liquidation Committee's Fee $0.1 $0.1 Expenses related to trustee Other Legal Charges (Litigation, Tax Clearance, Authority Approval, Deregistration) $6.0 $6.0 Please see note I on page 15 Total Wind Down Charges $15.5 $15.5 Dividend tax $0.9 $0.9 Please see note J on page 15 Residual After Total Contractual Obligations and Wind Down Charges Total $95.0 $109.2 Per ADS 2 $2.09 $2.40 Recoverability Estimate Liquidation Value

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Illustrative Liquidation Analysis as Prepared by Company Management (cont.) 15  A . Cash & Bank Balances : According to Company management , outstanding cash balances are held in approximately 94 accounts primarily located in Hong Kong and the People’s Republic of China (“PRC”) and are assumed to be fully recoverable in an orderly liquidation .  B . A/R Receivable – Trade : Company management indicated that they were confident in their ability to collect most outstanding A/R aged fewer than 30 days in an orderly liquidation, but less confident in their ability to collect older A/R .  C . Prepaid Expenses and Other : Company management indicated a recovery probability of between 23 % and 25 % based primarily on the ability to recover some interest receivable .  D . Inventory : Company management indicated that between 33 % and 42 % of the inventory would be recoverable based on its ability to recover 35% - 44 % of the net book value of multimedia units and tablets in the inventory . Company management indicated that they typically carry approximately 165 days of inventory .  E . Property, Plant and Equipment, net : Company management estimated that 3 % to 12 % of total fixed asset value could be recovered in a liquidation scenario . In a liquidation scenario, Company management estimated that there would be a total of $ 10 . 6 million in fees , including a $ 2 . 9 million fine related to the delayed construction of a facility required to be built on leased property, tax of $ 3 . 1 million, and a $ 4 . 6 million fee for building a facility to fulfill government requirements . The investments and/or expected penalties are explicitly considered in Company management’s estimate of the fair value of the property . We understand that third parties have no restrictions on buying the Company’s assets, and that the assets have not been customized to the point where third parties would not be interested in the assets .  F . Land Use Right : Company management indicated that the land use right cannot be subleased to a third party, and has little value in a liquidation scenario .  G . Operating Costs During Wind Down : Company management indicated that it would take approximately 3 months to wind down the business, and that they would incur certain expenses in the process related to research and development personnel, sales personnel, and general overhead expenses .  H . Severance Fees : Company management indicated that they would incur approximately $ 8 . 2 million in employee - related severance expenses in the event of liquidation .  I . Other Legal Charges : Early termination fee of $ 5 . 7 million payable to J . P . Morgan related to cancellation of ADSs prior to 2020 .  J . Dividend Tax : Company management indicated that the Company would be subject to a 10 % dividend tax on all PRC entities during liquidation . Notes Source: Company management

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Appendices Supplemental Exhibits

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Benchmarking Data Sources: Historical and projected figures provided by Company management, public filings, Capital IQ, and Bloomberg No company used in this analysis for comparative purposes is identical to the Company 1. Based on public trading prices of common stock EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization LTM refers to the most recently completed 12 - month period for which financial information has been made public, other than for the C ompany, in which case LTM refers to Latest 12 Months NA refers to not available NMF refers to not meaningful figure 17 Historical Growth Projected Growth (1-Fiscal Year Revenue) (1-Fiscal Year Revenue) Name Value Name Value Airoha Technology Corp. 27.5% AllWinner Technology Co., Ltd. 40.6% Sitronix Technology Corporation 22.0% Actions Semiconductor Co., Ltd. 29.1% Sino Wealth Electronic Ltd. 10.9% Sino Wealth Electronic Ltd. 28.6% Generalplus Technology Inc. 8.2% MediaTek Inc. 21.4% Sunplus Technology Company Limited 7.6% Airoha Technology Corp. 17.2% Rfsemi Technologies Inc 3.3% Sitronix Technology Corporation 11.2% MediaTek Inc. 0.1% Generalplus Technology Inc. 6.3% GSI Technology Inc. -1.4% GSI Technology Inc. 0.5% Actions Semiconductor Co., Ltd. -2.2% Rfsemi Technologies Inc NA AllWinner Technology Co., Ltd. -2.6% Alcor Micro Corporation NA Alcor Micro Corporation -15.4% Sunplus Technology Company Limited NA Historical Growth Historical Growth (2-Fiscal Year Adjusted EBITDA) (1-Fiscal Year Adjusted EBITDA) Name Value Airoha Technology Corp. 78.5% Sunplus Technology Company Limited 57.7% Sino Wealth Electronic Ltd. 42.4% Sitronix Technology Corporation 40.1% MediaTek Inc. 4.1% Generalplus Technology Inc. 4.1% Rfsemi Technologies Inc -16.5% AllWinner Technology Co., Ltd. -37.0% Alcor Micro Corporation -45.3% GSI Technology Inc. NMF Actions Semiconductor Co., Ltd. NMF Size Size 1 Historical Growth Historical Growth (LTM Revenue) (Enterprise Value as of 7/26/16) (2-Fiscal Year Revenue) (1-Fiscal Year Revenue) Name Value Name Value Name Value MediaTek Inc. $6,902.5 MediaTek Inc. $8,158.0 Airoha Technology Corp. 50.8% Sitronix Technology Corporation $294.7 AllWinner Technology Co., Ltd. $2,087.5 MediaTek Inc. 25.2% Sunplus Technology Company Limited $261.7 Sino Wealth Electronic Ltd. $1,157.7 Sitronix Technology Corporation 20.9% AllWinner Technology Co., Ltd. $178.5 Sitronix Technology Corporation $329.4 Sino Wealth Electronic Ltd. 10.4% Airoha Technology Corp. $144.4 Sunplus Technology Company Limited $191.5 Rfsemi Technologies Inc 4.4% Generalplus Technology Inc. $99.8 Airoha Technology Corp. $115.0 Sunplus Technology Company Limited -0.3% Alcor Micro Corporation $69.1 Generalplus Technology Inc. $113.6 Generalplus Technology Inc. -1.5% Sino Wealth Electronic Ltd. $65.1 Rfsemi Technologies Inc $96.3 GSI Technology Inc. -5.1% GSI Technology Inc. $52.7 GSI Technology Inc. $53.5 Alcor Micro Corporation -9.2% Rfsemi Technologies Inc $51.3 Alcor Micro Corporation ($0.2) AllWinner Technology Co., Ltd. -14.4% Actions Semiconductor Co., Ltd. $50.8 Actions Semiconductor Co., Ltd. ($29.2) Actions Semiconductor Co., Ltd. -15.8%

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Benchmarking Data (cont.) Sources: Historical and projected figures provided by Company management, public filings, Capital IQ, and Bloomberg No company used in this analysis for comparative purposes is identical to the Company EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization EBIT refers to Earnings Before Interest and Taxes LTM refers to the most recently completed 12 - month period for which financial information has been made public, other than for the C ompany, in which case LTM refers to Latest 12 months NMF refers to not meaningful figure 18 Historical Growth Profitability (1-Fiscal Year Adjusted EBITDA) (LTM Adjusted EBIT to LTM Revenue) Name Value Name Value Sino Wealth Electronic Ltd. 85.0% Generalplus Technology Inc. 15.1% Sitronix Technology Corporation 24.2% Sino Wealth Electronic Ltd. 13.4% Generalplus Technology Inc. 18.7% Airoha Technology Corp. 12.2% Sunplus Technology Company Limited 17.4% Sunplus Technology Company Limited 12.0% AllWinner Technology Co., Ltd. 9.3% AllWinner Technology Co., Ltd. 10.9% Airoha Technology Corp. 8.2% Sitronix Technology Corporation 10.9% Rfsemi Technologies Inc -17.1% MediaTek Inc. 10.5% MediaTek Inc. -42.3% Rfsemi Technologies Inc 4.5% Alcor Micro Corporation -44.9% Alcor Micro Corporation -0.6% GSI Technology Inc. NMF GSI Technology Inc. -2.6% Actions Semiconductor Co., Ltd. NMF Actions Semiconductor Co., Ltd. -42.6% Profitability Relative Depreciation (LTM Adjusted EBITDA to LTM Revenue) (LTM Depr. to LTM Adjusted EBITDA) Name Value Generalplus Technology Inc. 18.2% Sunplus Technology Company Limited 16.3% Sino Wealth Electronic Ltd. 15.7% AllWinner Technology Co., Ltd. 15.4% Rfsemi Technologies Inc 13.9% MediaTek Inc. 13.0% Airoha Technology Corp. 12.8% Sitronix Technology Corporation 12.7% Alcor Micro Corporation 3.2% GSI Technology Inc. 0.6% Actions Semiconductor Co., Ltd. -30.9% Relative Depreciation Internal Investment Liquidity Leverage [1] (LTM Depr. to LTM Adjusted EBITDA) (LTM Capital Expenditures to LTM Revenue) (Current Ratio as of 7/26/16) (Debt to EV as of 7/26/16) Name Value Name Value Name Value Airoha Technology Corp. 4.4% AllWinner Technology Co., Ltd. 9.8% AllWinner Technology Co., Ltd. 8.9 Sitronix Technology Corporation 14.0% Rfsemi Technologies Inc 6.0% GSI Technology Inc. 7.8 Sino Wealth Electronic Ltd. 15.2% Sunplus Technology Company Limited 4.7% Sino Wealth Electronic Ltd. 6.1 Generalplus Technology Inc. 17.0% MediaTek Inc. 3.0% Alcor Micro Corporation 5.4 MediaTek Inc. 18.8% GSI Technology Inc. 2.2% Generalplus Technology Inc. 4.2 Sunplus Technology Company Limited 26.1% Sino Wealth Electronic Ltd. 2.2% Sunplus Technology Company Limited 3.1 AllWinner Technology Co., Ltd. 29.1% Generalplus Technology Inc. 1.8% Airoha Technology Corp. 3.0 Rfsemi Technologies Inc 67.4% Actions Semiconductor Co., Ltd. 1.6% Sitronix Technology Corporation 2.6 Alcor Micro Corporation 117.3% Sitronix Technology Corporation 1.6% MediaTek Inc. 2.1 Actions Semiconductor Co., Ltd. NMF Alcor Micro Corporation 0.8% Actions Semiconductor Co., Ltd. 1.6 GSI Technology Inc. NMF Airoha Technology Corp. 0.7% Rfsemi Technologies Inc 1.5

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Implied Premiums Paid in Selected Going - Private Transactions Involving US - Listed Chinese Companies Source: Capital IQ, Company Filings 1 . As of announcement date or any revised offers received after announcement date 2 . 52 - Week High intraday ADS price prior to going private announcement VWAP refers to Volume Weighted Average Price 19 Actions Semiconductor Co., Ltd. $2.00 36.1% 36.7% 37.8% 37.9% 24.1% 29.8% 0.5% Price Premium 1-Day Prior 30-Day VWAP 60-Day VWAP 90 -Day VWAP 180-Day VWAP 52-Week VWAP 52-Week High 2 On-Going Deals 07/11/2016 - Concord Medical Services Holdings Limited $5.19 33.8% 39.8% 30.4% 19.3% 12.0% 42.9% (24.6%) 06/23/2016 - Qunar Cayman Islands Limited $30.39 15.0% (4.5%) (15.8%) (16.4%) (28.1%) 7.4% (45.7%) 06/23/2016 - Sky-mobi Limited $2.10 19.3% 14.8% 6.2% 4.9% (8.4%) 16.2% (61.3%) 06/06/2016 - eFuture Holding Inc. $6.32 16.0% 9.0% 5.5% (0.0%) (38.6%) 10.4% (65.6%) 05/20/2016 - Actions Semiconductor Co., Ltd. $2.00 36.1% 36.7% 37.8% 37.9% 24.1% 29.8% 0.5% 04/18/2016 - Autohome Inc. $31.50 (2.0%) 10.4% 19.1% 12.9% 4.2% 5.3% (44.3%) 02/17/2016 - Jumei International Holding Limited $7.00 19.9% 4.8% (10.4%) (17.7%) (44.5%) 22.3% (75.2%) 02/01/2016 - Ku6 Media Co., Ltd. $1.08 54.3% 36.6% 48.3% 50.6% (1.7%) 52.7% (32.5%) 02/01/2016 - Sinovac Biotech Ltd. $7.00 39.4% 32.1% 30.0% 31.6% 30.6% 32.4% 13.3% 01/19/2016 - Zhaopin Ltd. $17.50 22.0% 17.3% 17.1% 21.5% 17.2% 15.3% (0.9%) 01/15/2016 - Synutra International Inc. $5.91 54.3% 28.9% 18.3% 19.2% (3.4%) (5.4%) (27.5%) 12/14/2015 - Trina Solar Limited $11.60 21.5% 17.7% 17.0% 20.6% 9.0% 11.4% (13.0%) 09/15/2015 - Jinpan International Limited $4.50 24.3% 11.2% 3.6% (0.2%) (5.0%) (17.6%) (47.6%) 08/31/2015 - iKang Healthcare Group, Inc. $20.00 24.5% 23.2% 12.4% 9.0% 12.5% 11.5% (11.8%) 08/03/2015 - eLong Inc. $18.00 24.1% 20.3% (8.6%) (7.7%) (5.7%) (5.5%) (33.9%) 07/09/2015 - YY Inc. $68.50 17.4% (1.2%) 2.2% 8.3% 3.5% (2.7%) (28.9%) 07/09/2015 - E-Commerce China Dangdang Inc. $7.81 20.0% (15.9%) (16.6%) (15.6%) (19.8%) (29.8%) (52.4%) 07/06/2015 - China Nepstar Chain Drugstore Ltd. $2.62 19.1% (0.9%) (1.5%) 3.0% 14.8% 15.2% (20.6%) 06/29/2015 - Kongzhong Corp. $8.56 21.8% 11.5% 19.7% 27.0% 32.1% 27.3% (7.9%) 06/23/2015 - Momo Inc. $18.90 20.5% 147.1% 167.9% 183.4% 34.7% 11.2% (5.0%) 06/22/2015 - China Information Technology, Inc. $4.43 31.1% 18.1% 12.8% 13.0% 13.4% 8.2% (39.7%) 06/19/2015 - AirMedia Group Inc. $6.00 70.5% 10.8% 30.2% 31.3% 46.2% 52.3% (22.1%) 06/17/2015 - Qihoo 360 Technology Co. Ltd. $77.00 16.6% 30.3% 31.6% 39.2% 29.4% 12.0% (26.5%) 06/15/2015 - iDreamSky Technology Limited $14.00 (3.8%) 24.5% 39.8% 41.5% 11.7% (6.8%) (46.1%) 06/10/2015 - Renren Inc. $4.20 2.2% 13.7% 24.6% 29.7% 35.5% 32.5% (5.6%) 06/10/2015 - 21Vianet Group, Inc. $23.00 15.5% 48.2% 36.4% 35.1% 28.1% 16.1% (28.9%) 06/09/2015 - E-House China Holdings Limited $6.64 (1.0%) 4.5% 8.4% 6.0% (9.9%) (21.5%) (46.8%) 06/05/2015 - JA Solar Holdings Co., Ltd. $9.69 19.9% 2.6% 1.7% 4.3% 10.2% 5.9% (14.3%) 04/27/2015 - China Cord Blood Corporation $6.40 (11.4%) 7.6% 11.0% 13.2% 17.5% 21.8% (11.6%) 08/19/2013 - Exceed Company Ltd. $1.78 19.5% 24.4% 27.9% 30.4% 30.2% 24.0% (6.3%) Mean 22.0% 20.8% 20.2% 21.2% 8.4% 13.2% (27.8%) Median 20.0% 16.1% 17.0% 16.2% 11.8% 11.8% (27.0%) High 70.5% 147.1% 167.9% 183.4% 46.2% 52.7% 13.3% Low (11.4%) (15.9%) (16.6%) (17.7%) (44.5%) (29.8%) (75.2%) Announced Date Closing Date Offer Price 1 (US$) Company Name

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Implied Premiums Paid in Selected Going - Private Transactions Involving US - Listed Chinese Companies (cont .) 20 Price Premium 1-Day Prior 30-Day VWAP 60-Day VWAP 90 -Day VWAP 180-Day VWAP 52-Week VWAP 52-Week High 2 Closed Deals 11/02/2015 6/22/2016 China Ming Yang Wind Power Group Ltd. $2.51 13.1% 19.3% 17.8% 11.2% (8.5%) (5.5%) (34.3%) 06/01/2015 6/22/2016 Taomee Holdings Ltd. 3.77 26.1% 17.3% 20.9% 14.0% 6.4% (6.9%) (31.8%) 04/20/2015 6/3/2016 Xueda Education Group 5.50 95.0% 86.4% 94.1% 100.2% 89.7% (7.7%) (2.8%) 03/03/2015 5/13/2016 Jiayuan.com International Ltd. 7.56 62.9% 58.7% 60.6% 52.4% 39.4% 26.8% (14.6%) 08/14/2015 4/20/2016 Country Style Cooking Restaurant Chain Co. Ltd. 5.23 18.9% 10.2% 3.0% 0.9% (0.3%) (4.4%) (29.8%) 07/21/2015 4/14/2016 Mecox Lane Limited 4.00 17.6% 11.9% 11.3% 9.3% 10.2% 7.2% (14.7%) 06/12/2015 4/8/2016 Bona Film Group Limited 13.70 6.5% 20.4% 28.7% 34.6% 45.5% 55.2% 3.2% 10/16/2015 4/5/2016 Youku Tudou Inc. 27.60 35.1% 53.7% 51.6% 32.0% 31.9% 35.1% (12.4%) 06/11/2015 4/1/2016 Homeinns Hotel Group 35.80 18.7% 29.0% 36.4% 36.8% 31.3% 23.9% (2.8%) 08/03/2015 3/22/2016 Global-Tech Advanced Innovations 8.85 195.0% 162.9% 150.1% 146.1% 74.2% 73.4% 0.6% 06/04/2015 3/3/2016 Mindray Medical International Limited 28.00 1.9% (3.1%) (2.3%) (2.4%) (2.6%) (4.2%) (17.2%) 06/22/2015 12/18/2015 Vimicro International Corp. 13.50 9.5% 3.4% 9.8% 15.4% 38.8% 50.9% (18.1%) 04/30/2015 12/10/2015 WuXi PharmaTech (Cayman) Inc. 46.00 16.5% 18.7% 19.5% 20.5% 23.6% 27.9% 2.2% 01/27/2014 11/19/2015 Shanda Games Limited 7.10 25.7% 47.3% 56.2% 58.7% 61.1% 66.8% 9.2% 04/13/2015 11/17/2015 Sungy Mobile Limited 4.90 8.9% 19.9% 11.0% 4.9% (30.2%) (51.5%) (76.8%) 05/18/2015 8/10/2015 China Mobile Games and Entertainment Group 22.00 7.9% 6.0% 10.6% 14.9% 3.8% 10.1% (25.9%) 01/02/2015 7/28/2015 Perfect World Co., Ltd. 20.20 28.2% 21.5% 11.3% 6.5% 5.4% 0.3% (23.0%) 05/22/2013 12/2/2014 Le Gaga Holdings Ltd 4.06 21.6% 22.0% 16.6% 15.7% 10.0% 7.7% (21.9%) 04/28/2012 11/26/2014 Sino Gas International Holdings, Inc. 1.30 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% 03/10/2014 11/18/2014 Montage Technology Group Limited 22.60 31.7% 28.0% 24.4% 25.8% n.a. n.a. n.a. 02/17/2014 9/29/2014 Chindex International Inc. 24.00 39.9% 44.5% 44.9% 45.5% 44.0% 51.9% 24.9% 09/30/2013 9/24/2014 Charm Communications Inc. 4.70 17.2% 14.3% 13.2% 9.2% 5.2% 4.7% (21.7%) 06/06/2013 8/29/2014 iSoftStone Holdings Limited 5.70 17.8% 26.4% 25.6% 22.1% 21.1% 17.9% (19.6%) 12/24/2013 7/30/2014 Noah Education Holdings Ltd. 2.85 26.7% 21.5% 26.3% 33.5% 50.7% 54.7% 11.3% 11/25/2013 7/18/2014 Giant Interactive Group, Inc. 12.00 18.5% 31.5% 33.7% 37.4% 47.7% 58.2% 5.0% 02/10/2014 7/17/2014 AutoNavi Holdings Limited 21.00 27.0% 38.6% 40.0% 36.1% 46.1% 52.2% (0.9%) 09/04/2013 7/9/2014 China Hydroelectric Corporation 3.51 57.4% 62.5% 54.4% 48.0% 60.2% 72.0% 8.0% 10/15/2012 7/3/2014 Yongye International, Inc. 7.10 48.2% 58.3% 74.1% 83.3% 98.4% 86.2% 20.3% 10/12/2012 5/30/2014 Ninetowns Internet Technology Group Company 2.00 85.2% 79.4% 81.9% 73.7% 62.7% 62.7% (2.4%) 06/20/2013 4/23/2014 ChinaEdu Corporation 7.00 19.9% 17.9% 13.2% 14.0% 15.7% 18.3% (16.3%) 11/02/2012 4/14/2013 Trunkbow International Holdings, Ltd. 1.46 24.8% 48.6% 54.8% 49.3% 6.6% 1.1% (39.4%) 05/20/2013 3/27/2014 Pactera Technology International Ltd. 7.30 38.8% 34.5% 19.9% 14.0% 8.1% 2.5% (33.0%) 03/12/2013 3/28/2014 Camelot Information Systems Inc. 1.85 23.3% 27.6% 53.7% 51.5% 20.7% (20.0%) (54.5%) 01/20/2012 1/15/2014 AsiaInfo-Linkage, Inc. 12.00 21.0% 50.8% 43.2% 38.7% (0.1%) (13.9%) (47.6%) 03/11/2013 12/23/2013 Simcere Pharmaceutical Group. 9.66 21.4% 23.1% 22.7% 21.6% 21.3% 18.3% 2.0% 08/13/2012 7/30/2013 LJ International Inc. 2.00 24.2% 21.4% 29.2% 17.6% 4.7% (4.1%) (31.3%) Announced Date Closing Date Company Name Offer Price 1 (US$) Source: Capital IQ, Company Filings 1 . As of announcement date or any revised offers received after announcement date 2 . 52 - Week High intraday ADS price prior to going private announcement VWAP refers to Volume Weighted Average Price

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Implied Premiums Paid in Selected Going - Private Transactions Involving US - Listed Chinese Companies (cont .) 21 Actions Semiconductor Co., Ltd. $2.00 36.1% 36.7% 37.8% 37.9% 24.1% 29.8% 0.5% Price Premium 1-Day Prior 30-Day VWAP 60-Day VWAP 90 -Day VWAP 180-Day VWAP 52-Week VWAP 52-Week High 2 Closed Deals (cont.) 09/26/2012 7/5/2013 7 Days Group Holdings Limited $13.80 30.6% 43.2% 45.3% 42.5% 24.3% 15.6% (21.1%) 10/03/2012 6/27/2013 Feihe International, Inc. 7.40 21.3% 23.6% 14.9% 22.9% 42.8% 47.9% (20.4%) 03/27/2012 6/27/2013 Zhongpin, Inc. 13.50 46.6% 46.5% 38.6% 40.3% 44.7% 24.4% (22.0%) 09/12/2012 5/30/2013 3SBio Inc. 16.70 44.1% 45.7% 39.6% 33.8% 33.6% 37.2% 8.9% 08/13/2012 5/23/2013 Focus Media Holding Ltd. 27.50 17.6% 36.6% 33.9% 28.2% 28.2% 26.2% (16.5%) 02/15/2013 5/17/2013 China Shenghuo Pharmaceutical Holdings, Inc. 0.16 18.5% 61.5% 42.8% 46.0% (33.0%) (36.6%) (78.1%) 09/07/2012 4/8/2013 Syswin Inc. 2.05 28.1% 45.7% 39.9% 43.5% 112.5% 103.3% (12.4%) 07/06/2012 3/28/2013 ShangPharma Corporation 9.00 30.8% 44.8% 34.2% 20.4% 13.0% 4.8% (26.5%) 05/09/2012 2/6/2013 China Nuokang Bio-Pharmaceutical Inc. 5.80 56.8% 74.0% 95.9% 102.9% 41.3% 37.3% (1.4%) 05/21/2012 12/28/2012 Yucheng Technologies Limited 3.90 26.4% 28.0% 32.4% 42.5% 52.7% 43.5% 0.8% 11/03/2010 12/27/2012 Fushi Copperweld, Inc. 9.50 4.4% 1.6% 8.0% 9.4% (2.0%) 0.0% (26.6%) 04/02/2012 12/11/2012 Winner Medical Group Inc. 4.50 32.3% 29.2% 40.1% 46.4% 31.7% 12.7% (15.1%) 01/09/2012 11/9/2012 Pansoft Company Limited 4.15 106.5% 83.2% 93.2% 79.6% 36.7% 27.4% (16.0%) 05/03/2012 11/2/2012 China Mass Media Corp. 5.00 115.5% 133.1% 38.9% (3.2%) (35.0%) (38.2%) (80.8%) 02/21/2012 10/31/2012 China TransInfo Technology Corp. 5.80 12.6% 26.6% 40.0% 52.6% 67.7% 47.7% 11.5% 02/24/2012 10/17/2012 Gushan Environmental Energy Limited 1.65 34.1% 28.1% 27.7% 10.0% (13.6%) (31.8%) (66.7%) 01/06/2012 5/15/2012 Jingwei International Limited 2.20 64.2% 66.6% 57.0% 48.2% 8.3% (5.7%) (46.5%) 10/28/2011 4/20/2012 China Real Estate Information Corporation 5.73 6.1% 20.1% 7.0% (5.8%) (13.3%) (21.8%) (46.3%) 11/14/2011 4/17/2012 China GrenTech Corp. Ltd. 3.15 23.0% 34.3% 42.4% 45.7% 18.4% 11.6% (14.9%) 10/17/2011 2/14/2012 Shanda Interactive Entertainment Limited 41.35 23.5% 26.6% 25.1% 20.6% 2.3% 2.5% (23.7%) 03/07/2011 11/4/2011 China Fire & Security Group, Inc. 9.00 43.8% 52.4% 40.1% 28.1% 12.1% (13.5%) (45.4%) 10/11/2010 11/3/2011 Harbin Electric, Inc. 24.00 20.2% 36.3% 35.1% 37.7% 24.8% 22.3% (7.7%) 01/28/2011 9/16/2011 China Security & Surveillance Technology, Inc. 6.50 33.2% 30.1% 26.1% 21.3% 24.9% 11.9% (26.9%) 03/25/2011 8/25/2011 Funtalk China Holdings Limited 7.20 17.1% 34.2% 30.6% 26.7% 2.9% 3.9% (17.5%) 11/11/2010 8/19/2011 Chemspec International Limited 8.10 28.2% 29.2% 27.0% 22.8% 10.4% 14.2% (10.5%) 06/27/2011 8/11/2011 Tiens Biotech Group (USA), Inc. 1.72 67.0% 44.2% 31.5% 27.6% 21.5% 16.5% (13.1%) 04/08/2010 4/15/2011 Tongjitang Chinese Medicines Company 4.50 19.0% 22.3% 21.9% 21.0% 17.9% 18.4% (11.8%) Mean 38.6% 42.5% 40.4% 37.3% 28.7% 21.7% (15.7%) Median 25.7% 30.1% 33.7% 28.2% 21.4% 16.0% (16.4%) High 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% Low 1.9% (3.1%) (2.3%) (5.8%) (35.0%) (51.5%) (80.8%) Overall Mean 33.2% 35.5% 33.9% 32.2% 22.2% 18.6% (19.6%) Median 22.5% 27.1% 27.8% 26.3% 17.5% 14.2% (18.1%) High 306.3% 297.8% 271.4% 244.4% 258.2% 196.0% 176.6% Low (11.4%) (15.9%) (16.6%) (17.7%) (44.5%) (51.5%) (80.8%) Announced Date Closing Date Company Name Offer Price 1 (US$) Source: Capital IQ, Company Filings 1 . As of announcement date or any revised offers received after announcement date 2 . 52 - Week High intraday ADS price prior to going private announcement VWAP refers to Volume Weighted Average Price

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Illustrative Implied Multiples and Investment Required Source: Company Filings, Capital IQ 1. Total Implied Investment is calculated as Implied Equity Value * Percent Equity Sought (47.7%) EV refers to Enterprise Value LTM refers to latest 12 months ADS refers to American Depository Shares NMF refers to not meaningful figure 22 (dollars in millions, except per ADS values) Illustrative Implied Implied Premium Implied Implied EV/ 1 Total Implied Purchase Price Equity to Pre-Announcement Enterprise LTM Revenue Investment Required Per ADS Value Original Price Value 1 5/31/2016 by Buyer Group 1 Pre-Announcement Price (5/19/2016) $1.47 $66.9 0.0% ($50.3) NMF $31.9 Current Trading Price (7/26/2016) $1.98 90.1 34.7% (27.1) NMF 43.0 Offer Price: $2.00 91.0 36.1% (26.2) NMF 43.4 $2.10 95.5 42.9% (21.6) NMF 45.6 $2.20 100.1 49.7% (17.1) NMF 47.8 $2.30 104.6 56.5% (12.5) NMF 49.9 $2.40 109.2 63.3% (8.0) NMF 52.1 $2.50 113.7 70.1% (3.4) NMF 54.3 $2.60 118.3 76.9% 1.1 0.02x 56.4 $2.70 122.8 83.7% 5.7 0.11x 58.6 $2.80 127.4 90.5% 10.2 0.20x 60.8 $2.90 131.9 97.3% 14.8 0.29x 62.9 $3.00 136.5 104.1% 19.3 0.38x 65.1 $3.10 141.0 110.9% 23.9 0.47x 67.3 $3.20 145.6 117.7% 28.4 0.56x 69.5 Additional Investment Required per Selected Price Movements Per ADS Additional Investment Required by Buyer Group Price Movement (US$ millions) $0.05 $1.1 $0.10 $2.2 $0.25 $5.4 $0.50 $10.9 $1.00 $21.7

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Price Revision Data for Going - Private Transactions Source: Public filings, Capital IQ 23 Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions On-Going Deals 07/11/2016 Concord Medical Services Holdings Limited Cayman 07/11/2016 $5.19 07/11/2016 $5.19 0.0% 0 06/23/2016 Qunar Cayman Islands Limited Cayman 06/23/2016 $30.39 06/23/2016 $30.39 0.0% 0 06/23/2016 Sky-mobi Limited Cayman 06/23/2016 $2.10 06/23/2016 $2.10 0.0% 0 06/06/2016 eFuture Holding Inc. Cayman 06/06/2016 $6.32 06/06/2016 $6.32 0.0% 0 05/20/2016 Actions Semiconductor Co., Ltd. Cayman 05/20/2016 $2.00 05/20/2016 $2.00 0.0% 0 04/18/2016 Autohome Inc. Cayman 04/18/2016 $31.50 04/18/2016 $31.50 0.0% 0 02/17/2016 Jumei International Holding Limited Cayman 02/17/2016 $7.00 02/17/2016 $7.00 0.0% 0 02/01/2016 Ku6 Media Co., Ltd. Cayman 02/01/2016 $1.08 02/01/2016 $1.08 0.0% 0 02/01/2016 Sinovac Biotech Ltd. Antigua, West Indies 02/01/2016 $6.18 02/01/2016 $7.00 13.3% 1 01/19/2016 Zhaopin Ltd. Cayman 01/19/2016 $17.50 01/19/2016 $17.50 0.0% 0 01/15/2016 Synutra International Inc. Delaware 01/15/2016 $5.91 01/15/2016 $5.91 0.0% 0 12/14/2015 Trina Solar Limited Cayman 12/14/2015 $11.60 12/14/2015 $11.60 0.0% 0 09/15/2015 Jinpan International Limited BVI 09/15/2015 $4.50 01/24/2016 $6.00 33.3% 1 08/31/2015 iKang Healthcare Group, Inc. Cayman 08/31/2015 $20.00 01/06/2016 $20.00 0.0% 4 08/03/2015 eLong Inc. Cayman 08/03/2015 $18.00 08/03/2015 $18.00 0.0% 0 07/09/2015 YY Inc. Cayman 07/09/2015 $68.50 07/09/2015 $68.50 0.0% 0 07/09/2015 E-Commerce China Dangdang Inc. Cayman 07/09/2015 $7.81 07/09/2015 $7.81 0.0% 0 07/06/2015 China Nepstar Chain Drugstore Ltd. Cayman 07/06/2015 $2.60 03/16/2016 $2.62 0.8% 1 06/29/2015 Kongzhong Corp. Cayman 06/29/2015 $8.56 06/29/2015 $8.56 0.0% 0 06/23/2015 Momo Inc. Cayman 06/23/2015 $18.90 06/23/2015 $18.90 0.0% 0 06/22/2015 China Information Technology, Inc. BVI 06/22/2015 $4.43 06/22/2015 $4.43 0.0% 0 06/19/2015 AirMedia Group Inc. Cayman 06/19/2015 $6.00 09/30/2015 $6.00 0.0% 0 06/17/2015 Qihoo 360 Technology Co. Ltd. Cayman 06/17/2015 $77.00 06/17/2015 $77.00 0.0% 0 06/15/2015 iDreamSky Technology Limited Cayman 06/15/2015 $14.00 06/15/2015 $14.00 0.0% 0 06/10/2015 Renren Inc. Cayman 06/10/2015 $4.20 06/10/2015 $4.20 0.0% 0 06/10/2015 21Vianet Group, Inc. Cayman 06/10/2015 $23.00 06/10/2015 $23.00 0.0% 0 06/09/2015 E-House China Holdings Limited Cayman 06/09/2015 $7.38 11/03/2015 $6.64 (10.0%) 1 06/05/2015 JA Solar Holdings Co., Ltd. Cayman 06/05/2015 $9.69 06/05/2015 $9.69 0.0% 0 04/27/2015 China Cord Blood Corporation Cayman 04/27/2015 $6.40 04/27/2015 $6.40 0.0% 0 08/19/2013 Exceed Company Ltd. BVI 08/19/2013 $1.72 12/02/2013 $1.78 3.5% 1

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Price Revision Data for Going - Private Transactions (cont.) Source: Public filings, Capital IQ 24 Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions Closed Deals 11/02/2015 China Ming Yang Wind Power Group Ltd. Cayman 11/02/2015 $2.51 11/02/2015 $2.51 0.0% 0 06/01/2015 Taomee Holdings Ltd. Cayman 06/01/2015 3.59 11/11/2015 3.77 5.0% 1 04/20/2015 Xueda Education Group Cayman 04/20/2015 3.38 07/26/2015 5.50 62.7% 1 03/03/2015 Jiayuan.com International Ltd. Cayman 03/03/2015 5.37 11/05/2015 7.56 40.8% 2 08/14/2015 Country Style Cooking Restaurant Chain Co. Ltd. Cayman 08/14/2015 5.23 08/14/2015 5.23 0.0% 0 07/21/2015 Mecox Lane Limited Cayman 07/21/2015 4.00 07/21/2015 4.00 0.0% 0 06/12/2015 Bona Film Group Limited Cayman 06/12/2015 13.70 12/15/2015 13.70 0.0% 0 10/16/2015 Youku Tudou Inc. Cayman 10/16/2015 26.60 11/06/2015 27.60 3.8% 1 06/11/2015 Homeinns Hotel Group Cayman 06/11/2015 32.81 12/07/2015 35.80 9.1% 1 08/03/2015 Global-Tech Advanced Innovations BVI 08/03/2015 8.75 12/04/2015 8.85 1.1% 1 06/04/2015 Mindray Medical International Limited Cayman 06/04/2015 30.00 11/04/2015 28.00 (6.7%) 3 06/22/2015 Vimicro International Corp. Cayman 06/22/2015 13.50 09/15/2015 13.50 0.0% 0 04/30/2015 WuXi PharmaTech (Cayman) Inc. Cayman 04/30/2015 46.00 08/14/2015 46.00 0.0% 0 01/27/2014 Shanda Games Limited Cayman 01/27/2014 6.90 11/19/2015 7.10 2.9% 1 04/13/2015 Sungy Mobile Limited Cayman 04/13/2015 4.90 11/18/2015 4.90 0.0% 0 05/18/2015 China Mobile Games and Entertainment Group Cayman 05/18/2015 21.50 06/09/2015 22.00 2.3% 1 01/02/2015 Perfect World Co., Ltd. Cayman 12/31/2014 20.00 04/26/2015 20.20 1.0% 1 05/22/2013 Le Gaga Holdings Ltd Cayman 05/22/2013 4.01 07/30/2014 4.06 1.2% 1 04/28/2012 Sino Gas International Holdings, Inc. Utah 04/28/2012 0.48 03/28/2014 1.30 170.8% 3 03/10/2014 Montage Technology Group Limited Cayman 03/10/2014 21.50 06/11/2014 22.60 5.1% 1 02/17/2014 Chindex International Inc. Delaware 02/17/2014 19.50 04/21/2014 24.00 23.1% 1 09/30/2013 Charm Communications Inc. Cayman 09/30/2013 4.70 09/30/2013 4.70 0.0% 0 06/06/2013 iSoftStone Holdings Limited Cayman 06/06/2013 5.85 11/04/2013 5.70 (2.6%) 1 12/24/2013 Noah Education Holdings Ltd. Cayman 12/24/2013 2.80 04/02/2014 2.85 1.8% 1 11/25/2013 Giant Interactive Group, Inc. Cayman 11/25/2013 11.75 04/17/2014 12.00 2.1% 1 02/10/2014 AutoNavi Holdings Limited Cayman 02/10/2014 21.00 02/10/2014 21.00 0.0% 0 09/04/2013 China Hydroelectric Corporation Cayman 09/04/2013 2.97 01/13/2014 3.51 18.2% 2 10/15/2012 Yongye International, Inc. Nevada 10/15/2012 6.60 04/09/2014 7.10 7.6% 4 10/12/2012 Ninetowns Internet Technology Group Company Cayman 10/12/2012 2.00 10/12/2012 2.00 0.0% 0 06/20/2013 ChinaEdu Corporation Cayman 06/20/2013 7.00 06/20/2013 7.00 0.0% 0 11/02/2012 Trunkbow International Holdings, Ltd. Nevada 11/02/2012 1.46 11/02/2012 1.46 0.0% 0 05/20/2013 Pactera Technology International Ltd. Cayman 05/20/2013 7.50 10/28/2013 7.30 (2.7%) 2 03/12/2013 Camelot Information Systems Inc. BVI 03/12/2013 1.85 03/12/2013 1.85 0.0% 0 01/20/2012 AsiaInfo-Linkage, Inc. Delaware 01/20/2012 12.00 01/20/2012 12.00 0.0% 0 03/11/2013 Simcere Pharmaceutical Group. Cayman 03/11/2013 9.56 08/28/2013 9.66 1.0% 1

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Price Revision Data for Going - Private Transactions (cont.) Source: Public filings, Capital IQ 25 Announcement Date Company Domiciled Location Initial Offer Date Initial Offer Price ($) Final Offer Date Final Offer Price ($) % Change # of Revisions Closed Deals (cont.) 08/13/2012 LJ International Inc. BVI 08/13/2012 $2.00 08/13/2012 $2.00 0.0% 0 09/26/2012 7 Days Group Holdings Limited Cayman 09/26/2012 12.70 03/01/2013 13.80 8.7% 1 10/03/2012 Feihe International, Inc. Utah 10/03/2012 7.40 10/03/2012 7.40 0.0% 0 03/27/2012 Zhongpin, Inc. Delaware 03/27/2012 13.50 03/27/2012 13.50 0.0% 0 09/12/2012 3SBio Inc. Cayman 09/12/2012 15.00 04/23/2014 16.70 11.3% 2 08/13/2012 Focus Media Holding Ltd. Cayman 08/13/2012 27.00 03/25/2013 27.50 1.9% 1 02/15/2013 China Shenghuo Pharmaceutical Holdings, Inc. Delaware 02/15/2013 0.15 04/16/2013 0.16 6.7% 1 09/07/2012 Syswin Inc. Cayman 09/07/2012 2.00 12/24/2012 2.05 2.5% 1 07/06/2012 ShangPharma Corporation Cayman 07/06/2012 9.00 07/06/2012 9.00 0.0% 0 05/09/2012 China Nuokang Bio-Pharmaceutical Inc. Cayman 05/09/2012 5.80 05/09/2012 5.80 0.0% 0 05/21/2012 Yucheng Technologies Limited BVI 05/21/2012 3.80 08/13/2012 3.90 2.6% 1 11/03/2010 Fushi Copperweld, Inc. Nevada 11/03/2010 11.50 12/28/2011 9.50 (17.4%) 2 04/02/2012 Winner Medical Group Inc. Nevada 04/02/2012 4.50 04/02/2012 4.50 0.0% 0 01/09/2012 Pansoft Company Limited BVI 01/09/2012 3.76 05/17/2012 4.15 10.4% 1 05/03/2012 China Mass Media Corp. Cayman 05/03/2012 5.00 05/03/2012 5.00 (0.0%) 0 02/21/2012 China TransInfo Technology Corp. Nevada 02/21/2012 5.65 06/08/2012 5.80 2.7% 1 02/24/2012 Gushan Environmental Energy Limited Cayman 02/24/2012 1.60 09/13/2012 1.65 3.1% 2 01/06/2012 Jingwei International Limited Nevada 01/06/2012 1.56 02/09/2012 2.20 41.0% 1 10/28/2011 China Real Estate Information Corporation Cayman 10/28/2011 5.73 10/28/2011 5.73 0.0% 0 11/14/2011 China GrenTech Corp. Ltd. Cayman 11/14/2011 3.10 01/12/2012 3.15 1.6% 1 10/17/2011 Shanda Interactive Entertainment Limited Cayman 10/17/2011 41.35 10/17/2011 41.35 0.0% 0 03/07/2011 China Fire & Security Group, Inc. Florida 03/07/2011 9.00 03/07/2011 9.00 0.0% 0 10/11/2010 Harbin Electric, Inc. Nevada 10/11/2010 24.00 10/11/2010 24.00 0.0% 0 01/28/2011 China Security & Surveillance Technology, Inc. Delaware 01/28/2011 6.50 01/28/2011 6.50 0.0% 0 03/25/2011 Funtalk China Holdings Limited Cayman 03/25/2011 7.10 05/11/2011 7.20 1.4% 1 11/11/2010 Chemspec International Limited Cayman 11/11/2010 8.00 03/09/2011 8.10 1.3% 1 06/27/2011 Tiens Biotech Group (USA), Inc. Delaware 06/27/2011 1.72 06/27/2011 1.72 0.0% 0 04/08/2010 Tongjitang Chinese Medicines Company Cayman 04/08/2010 4.50 04/08/2010 4.50 0.0% 0 Mean 5.1% 1 Median 0.0% 0 High 170.8% 4 Low (17.4%) 0

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Disclaimer

CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Disclaimer 27 This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collect ive ly, the “materials”), are provided solely for the information of the Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Actions Semiconductor Co., Ltd . (the “Company”) by Houlihan Lokey in connection with the Committee’s consideration of a potential transaction (the “Transaction”) involving the Company. This presentation is incomple te without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth in this presentation, even if such defined terms have been given different meanings elsewhere in the materials. 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CONFIDENTIAL – PRELIMINARY – SUBJECT TO FURTHER REVIEW Disclaimer (cont.) 28 The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations wi th respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented. Therefore , n one of the materials is readily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature and the sufficiency of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considere d a s a whole. 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